                       MASTER FEE CAP/FEE WAIVER AGREEMENT
                              AMENDED AND RESTATED

This Agreement, dated Oct.1, 2005, as amended June 1, 2006, is between RiverSource Investments, LLC. (RiverSource Investments), in its capacity as investment manager, Ameriprise Financial, Inc. (Ameriprise Financial), in its capacity as administrator, RiverSource Service Corporation, in its capacity as transfer agent, and Ameriprise Financial Services, Inc. (Ameriprise Financial Services), in its capacity as distributor (RiverSource Investments, Ameriprise Financial, RiverSource Service Corporation and Ameriprise Financial Services) are collectively referred to as the "Service Providers"), and each of the RiverSource(SM) Funds on behalf of its underlying series funds, listed in Schedule A (the term "Fund" is used to refer to either the registrant or the underlying fund as the context requires). Under this Agreement, the Service Providers agree to cap expenses (fee caps), before giving effect to any performance incentive adjustment and the Fund agrees to such fee caps, as described below and in Schedule B:

     1. APPLICABLE AGREEMENTS. To the extent that the Fund's total expenses exceed the fee cap expense ratios set out in Schedule B, the Service Providers agree to waive fees and reimburse certain expenses under one or more of the following agreements, as applicable:

          o Investment Management Services Agreement between the Fund and RiverSource Investments.
          o Administrative Services Agreement between the Fund and Ameriprise Financial.
          o Transfer Agency Agreement between the Fund and RiverSource Service Corporation.
          o Plan and Agreement of Distribution between the Fund and Ameriprise Financial Services.

          The  above-mentioned agreements may be amended from time to time.

     2. FEE CAPS/FEE WAIVERS. The Service Providers will determine the allocation of fee waivers and expense reimbursements among the applicable agreements.

     3. TERMINATION. With respect to any Fund, this Agreement will terminate on the date listed in Schedule B unless modified by written agreement of the Fund and the Service Providers or terminated earlier at the sole discretion of the Fund's Board of Directors.

                                   SCHEDULE A

LIST OF FUNDS:

RIVERSOURCE BOND SERIES, INC.
(FORMERLY KNOWN AS AXP DISCOVERY SERIES, INC.)
         RiverSource Core Bond Fund
         RiverSource Floating Rate Fund
         RiverSource Income Opportunities Fund
         RiverSource Inflation Protected Securities Fund RiverSource Limited Duration Bond Fund
RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST
(FORMERLY KNOWN AS AXP CALIFORNIA TAX-EXEMPT TRUST)
         RiverSource California Tax-Exempt Fund
RIVERSOURCE DIMENSIONS SERIES, INC.
(FORMERLY KNOWN AS AXP DIMENSIONS SERIES, INC.)
         RiverSource Disciplined Small and Mid Cap Equity Fund RiverSource Disciplined Small Cap Value Fund
RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.
(FORMERLY KNOWN AS AXP FIXED INCOME SERIES, INC.)
         RiverSource Diversified Bond Fund
RIVERSOURCE GLOBAL SERIES, INC.
(FORMERLY KNOWN AS AXP GLOBAL SERIES, INC.)
         RiverSource Absolute Return Currency and Income Fund RiverSource Emerging Markets Fund
         RiverSource Emerging Markets Bond Fund
         RiverSource Global Bond Fund
         RiverSource Global Technology Fund
RIVERSOURCE GOVERNMENT INCOME SERIES, INC.
(FORMERLY KNOWN AS AXP GOVERNMENT INCOME SERIES, INC.)
         RiverSource Short Duration U.S. Government Fund RiverSource U.S. Government Mortgage Fund
RIVERSOURCE INCOME SERIES, INC.
(FORMERLY KNOWN AS AXP INCOME SERIES, INC.)
         RiverSource Income Builder - Basic Income Fund RiverSource Income Builder - Moderate Income Fund RiverSource Income Builder - Enhanced Income Fund
RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
(FORMERLY KNOWN AS AXP PARTNERS INTERNATIONAL SERIES, INC.)
         RiverSource International Equity Fund
         RiverSource International Small Cap Fund
RIVERSOURCE INTERNATIONAL SERIES, INC.
(FORMERLY KNOWN AS AXP INTERNATIONAL SERIES, INC.)
         RiverSource Disciplined International Fund
         RiverSource International Opportunity Fund

RIVERSOURCE LARGE CAP SERIES, INC.
(FORMERLY KNOWN AS AXP GROWTH SERIES, INC.)
         RiverSource Large Cap Value Fund
         RiverSource Disciplined Equity Fund
RIVERSOURCE MANAGERS SERIES, INC.
(FORMERLY KNOWN AS AXP PARTNERS SERIES, INC.)
         RiverSource Aggressive Growth Fund
         RiverSource Fundamental Growth Fund
         RiverSource Fundamental Value Fund
         RiverSource Select Value Fund
         RiverSource Small Cap Equity Fund
         RiverSource Small Cap Value Fund
         RiverSource Value Fund
RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
(FORMERLY KNOWN AS AXP MARKET ADVANTAGE SERIES, INC.)
         RiverSource Portfolio Builder - Conservative Fund
         RiverSource Portfolio Builder - Moderate Conservative Fund RiverSource Portfolio Builder - Moderate Fund
         RiverSource Portfolio Builder - Moderate Aggressive Fund
         RiverSource Portfolio Builder - Aggressive Fund
         RiverSource Portfolio Builder - Total Equity Fund
         RiverSource S&P 500 Index Fund
         RiverSource Small Company Index Fund
RIVERSOURCE MONEY MARKET SERIES, INC.
(FORMERLY KNOWN AS AXP MONEY MARKET SERIES, INC.)
         RiverSource Cash Management Fund
RIVERSOURCE RETIREMENT SERIES TRUST
         RiverSource Retirement Plus 2010 Fund
         RiverSource Retirement Plus 2015 Fund
         RiverSource Retirement Plus 2020 Fund
         RiverSource Retirement Plus 2025 Fund
         RiverSource Retirement Plus 2030 Fund
         RiverSource Retirement Plus 2035 Fund
         RiverSource Retirement Plus 2040 Fund
         RiverSource Retirement Plus 2045 Fund
RIVERSOURCE SECTOR SERIES, INC.
(FORMERLY KNOWN AS AXP SECTOR SERIES, INC.)
         RiverSource Real Estate Fund
RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST
(FORMERLY KNOWN AS AXP SPECIAL TAX-EXEMPT SERIES TRUST)
         RiverSource Massachusetts Tax-Exempt Fund
         RiverSource Michigan Tax-Exempt Fund
         RiverSource Minnesota Tax-Exempt Fund
         RiverSource New York Tax-Exempt Fund
         RiverSource Ohio Tax-Exempt Fund

RIVERSOURCE STRATEGY SERIES, INC.
(FORMERLY KNOWN AS AXP STRATEGY SERIES, INC.)
         RiverSource Small Cap Advantage Fund
         RiverSource Small Cap Growth Fund
RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
(FORMERLY KNOWN AS AXP HIGH YIELD TAX-EXEMPT SERIES, INC.)
         RiverSource Tax-Exempt High Income Fund
RIVERSOURCE TAX-EXEMPT SERIES, INC.
(FORMERLY KNOWN AS AXP TAX-EXEMPT SERIES, INC.)
         RiverSource Intermediate Tax-Exempt Fund
         RiverSource Tax-Exempt Bond Fund
RIVERSOURCE VARIABLE PORTFOLIO INCOME SERIES, INC.
(FORMERLY KNOWN AS AXP VARIABLE PORTFOLIO INCOME SERIES, INC.)
         RiverSource VP Core Bond Fund
         RiverSource VP Global Inflation Protected Securities Fund RiverSource VP Income Opportunities Fund
RIVERSOURCE VARIABLE PORTFOLIO INVESTMENT SERIES, INC.
(FORMERLY KNOWN AS AXP VARIABLE PORTFOLIO INVESTMENT SERIES, INC.)
         RiverSource VP Emerging Markets Fund
         RiverSource VP Large Cap Value Fund
         RiverSource VP Mid Cap Growth Fund
         RiverSource VP Mid Cap Value Fund
         RiverSource VP S&P 500 Index Fund
RIVERSOURCE VARIABLE PORTFOLIO MANAGERS SERIES, INC.
(FORMERLY KNOWN AS AXP VARIABLE PORTFOLIO PARTNERS SERIES, INC.)
         RiverSource VP Fundamental Value Fund
         RiverSource VP Select Value Fund
         RiverSource VP Small Cap Value Fund
RIVERSOURCE VARIABLE PORTFOLIO SELECT SERIES, INC.
(FORMERLY KNOWN AS AXP VARIABLE PORTFOLIO SELECT SERIES, INC.)
         RiverSource VP Core Equity Fund


                                                                 SCHEDULE B

----------------------------------------------------------------------------------------------------------------------------
FYE/FUND                   CLASS      CLASS   CLASS     CLASS    CLASS     CLASS    CLASS    EFFECTIVE    TERMINATION
                             A          B       C         D        E         I        Y        DATE         DATE
----------------------------------------------------------------------------------------------------------------------------
JANUARY 31
----------------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio      0.51%      1.29%    1.29%    N/A      N/A       N/A      0.34%    02/01/06     01/31/07
Builder Funds
----------------------------------------------------------------------------------------------------------------------------
RiverSource S&P 500 Index   N/A        N/A     N/A      0.59%    0.34%     N/A      N/A      10/01/05     01/31/07
----------------------------------------------------------------------------------------------------------------------------
RiverSource Small Company  0.81%      1.58%    N/A      N/A      N/A       N/A      0.64%    02/01/06     01/31/07
Index
----------------------------------------------------------------------------------------------------------------------------
MARCH 31
----------------------------------------------------------------------------------------------------------------------------
RiverSource Small Cap      1.29%      2.06%    2.06%    N/A      N/A       0.94%    1.12%    04/01/06     03/31/07
Advantage
----------------------------------------------------------------------------------------------------------------------------
RiverSource Small Cap      1.61%      2.38%    2.38%    N/A      N/A       1.26%    1.44%    04/01/06     03/31/07
Growth
----------------------------------------------------------------------------------------------------------------------------
APRIL 30
----------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement     0.49%      N/A      N/A      N/A      N/A       N/A      0.22%    05/11/06     04/30/07
Plus 2010  Fund
----------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement     0.49%      N/A      N/A      N/A      N/A       N/A      0.22%    05/11/06     04/30/07
Plus 2015 Fund
----------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement     0.49%      N/A      N/A      N/A      N/A       N/A      0.22%    05/11/06     04/30/07
Plus 2020 Fund
----------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement     0.49%      N/A      N/A      N/A      N/A       N/A      0.22%    05/11/06     04/30/07
Plus 2025 Fund
----------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement     0.49%      N/A      N/A      N/A      N/A       N/A      0.22%    05/11/06     04/30/07
Plus 2030 Fund
----------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement     0.49%      N/A      N/A      N/A      N/A       N/A      0.22%    05/11/06     04/30/07
Plus 2035 Fund
----------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement     0.49%      N/A      N/A      N/A      N/A       N/A      0.22%    05/11/06     04/30/07
Plus 2040 Fund
----------------------------------------------------------------------------------------------------------------------------
RiverSource Retirement     0.49%      N/A      N/A      N/A      N/A       N/A      0.22%    04/17/06     04/30/07
Plus 2045 Fund*
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
FYE/FUND                   CLASS      CLASS   CLASS     CLASS    CLASS     CLASS    CLASS    EFFECTIVE    TERMINATION
                             A          B       C         D        E         I        Y        DATE         DATE
----------------------------------------------------------------------------------------------------------------------------
MAY 31
----------------------------------------------------------------------------------------------------------------------------
RiverSource Aggressive     1.36%      2.13%    2.12%    N/A      N/A       1.01%    1.19%    06/01/06     05/31/07
Growth
----------------------------------------------------------------------------------------------------------------------------
RiverSource Fundamental    1.55%      2.32%    2.32%    N/A      N/A       1.20%    1.38%    06/01/06     05/31/07
Growth
----------------------------------------------------------------------------------------------------------------------------
RiverSource Fundamental    1.18%      1.95%    1.95%    N/A      N/A       0.83%    1.01%    06/01/06     05/31/07
Value
----------------------------------------------------------------------------------------------------------------------------
RiverSource Income         0.45%      1.21%    1.21%    N/A      N/A       N/A      0.29%    06/01/06     05/31/07
Builder Funds
----------------------------------------------------------------------------------------------------------------------------
RiverSource Select Value   1.27%      2.04%    2.04%    N/A      N/A       0.92%    1.10%    06/01/06     05/31/07
----------------------------------------------------------------------------------------------------------------------------
RiverSource Small Cap      1.40%      2.17%    2.17%    N/A      N/A       1.05%    1.23%    06/01/06     05/31/07
Equity
----------------------------------------------------------------------------------------------------------------------------
RiverSource Small Cap      1.41%      2.18%    2.18%    N/A      N/A       1.06%    1.24%    06/01/06     05/31/07
Value
----------------------------------------------------------------------------------------------------------------------------
RiverSource Short          0.89%      1.64%    1.64%    N/A      N/A       0.54%    0.72%    06/01/06     05/31/07
Duration U.S. Government
----------------------------------------------------------------------------------------------------------------------------
RiverSource U.S.           0.89%      1.64%    1.64%    N/A      N/A       0.54%    0.71%    06/01/06     05/31/07
Government Mortgage
----------------------------------------------------------------------------------------------------------------------------
RiverSource Value          1.23%      2.00%    2.00%    N/A      N/A       0.88%    1.06%    06/01/06     05/31/07
----------------------------------------------------------------------------------------------------------------------------
JUNE 30
----------------------------------------------------------------------------------------------------------------------------
RiverSource California TE  0.79%      1.55%    1.55%    N/A      N/A       N/A      0.64%    07/01/06     06/30/07
----------------------------------------------------------------------------------------------------------------------------
RiverSource Massachusetts  0.79%      1.55%    1.55%    N/A      N/A       N/A      0.64%    07/01/06     06/30/07
TE
----------------------------------------------------------------------------------------------------------------------------
RiverSource Michigan TE    0.79%      1.55%    1.55%    N/A      N/A       N/A      0.64%    07/01/06     06/30/07
----------------------------------------------------------------------------------------------------------------------------
RiverSource Minnesota TE   0.79%      1.55%    1.55%    N/A      N/A       N/A      0.64%    07/01/06     06/30/07
----------------------------------------------------------------------------------------------------------------------------
RiverSource New York TE    0.79%      1.55%    1.55%    N/A      N/A       N/A      0.64%    07/01/06     06/30/07
----------------------------------------------------------------------------------------------------------------------------
RiverSource Ohio TE        0.79%      1.55%    1.55%    N/A      N/A       N/A      0.64%    07/01/06     06/30/07
----------------------------------------------------------------------------------------------------------------------------
RiverSource Real Estate    1.49%      2.27%    2.27%    N/A      N/A       1.14%    1.34%    07/01/06     06/30/07
----------------------------------------------------------------------------------------------------------------------------
JULY 31
----------------------------------------------------------------------------------------------------------------------------
RiverSource Cash           0.73%      1.38%    1.39%    N/A      N/A       0.53%    0.60%    10/01/05     07/31/06
Management
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
FYE/FUND                   CLASS      CLASS   CLASS     CLASS    CLASS     CLASS    CLASS    EFFECTIVE    TERMINATION
                             A          B       C         D        E         I        Y        DATE         DATE
----------------------------------------------------------------------------------------------------------------------------
RiverSource Core Bond      0.89%      1.65%    1.66%    N/A      N/A       0.54%    0.73%    03/01/06     07/31/06
----------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined    1.00%      1.78%    1.77%    N/A      N/A       0.64%    0.84%    03/11/06     07/31/06
Equity
----------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined    1.48%      2.25%    2.25%    N/A      N/A       1.13%    1.31%    02/06/06     07/31/06
Small Cap Value
----------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined    1.36%      2.13%    2.13%    N/A      N/A       1.01%    1.19%    05/11/06     07/31/06
Small and Mid Cap Equity
----------------------------------------------------------------------------------------------------------------------------
RiverSource Floating Rate  1.06%      1.82%    1.82%    N/A      N/A       0.71%    0.90%    02/06/06     07/31/06
----------------------------------------------------------------------------------------------------------------------------
RiverSource Income         1.19%      1.95%    1.95%    N/A      N/A       0.84%    1.03%    03/01/06     07/31/06
Opportunities
----------------------------------------------------------------------------------------------------------------------------
RiverSource Inflation      0.84%      1.62%    1.62%    N/A      N/A       0.49%    0.69%    03/01/06     07/31/06
Protected Securities
----------------------------------------------------------------------------------------------------------------------------
RiverSource Large Cap      1.29%      2.05%    2.06%    N/A      N/A       0.94%    1.12%    10/01/05     07/31/06
Value
----------------------------------------------------------------------------------------------------------------------------
RiverSource Limited        0.89%      1.65%    1.66%    N/A      N/A       0.54%    0.73%    03/01/06     07/31/06
Duration Bond
----------------------------------------------------------------------------------------------------------------------------
AUGUST 31
----------------------------------------------------------------------------------------------------------------------------
RiverSource Diversified    0.89%      1.65%    1.66%    N/A      N/A       0.54%    0.73%    03/01/06     08/31/06
Bond
----------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE VP FUNDS
----------------------------------------------------------------------------------------------------------------------------
RiverSource VP Core Bond   0.83%      N/A      N/A      N/A      N/A       N/A      N/A      12/01/05     08/31/06
----------------------------------------------------------------------------------------------------------------------------
RiverSource VP Emerging    1.75%      N/A      N/A      N/A      N/A       N/A      N/A      10/01/05     08/31/06
Markets
----------------------------------------------------------------------------------------------------------------------------
RiverSource VP             1.07%      N/A      N/A      N/A      N/A       N/A      N/A      04/25/06     08/31/06
Fundamental Value
----------------------------------------------------------------------------------------------------------------------------
RiverSource VP Global      0.72%      N/A      N/A      N/A      N/A       N/A      N/A      12/01/05     08/31/06
Inflation Protected
Securities
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
FYE/FUND                   CLASS      CLASS   CLASS     CLASS    CLASS     CLASS    CLASS    EFFECTIVE    TERMINATION
                             A          B       C         D        E         I        Y        DATE         DATE
----------------------------------------------------------------------------------------------------------------------------
RiverSource VP Income      0.99%      N/A      N/A      N/A      N/A       N/A      N/A      10/01/05     08/31/06
Opportunities
----------------------------------------------------------------------------------------------------------------------------
RiverSource VP Large Cap   1.05%      N/A      N/A      N/A      N/A       N/A      N/A      10/01/05     08/31/06
Value
----------------------------------------------------------------------------------------------------------------------------
RiverSource VP Mid Cap     1.00%      N/A      N/A      N/A      N/A       N/A      N/A      03/18/06     08/31/06
Growth
----------------------------------------------------------------------------------------------------------------------------
RiverSource VP Mid Cap     1.08%      N/A      N/A      N/A      N/A       N/A      N/A      05/01/05     08/31/06
Value
----------------------------------------------------------------------------------------------------------------------------
RiverSource VP S&P 500     0.495%     N/A      N/A      N/A      N/A       N/A      N/A      10/01/05     08/31/06
Index
----------------------------------------------------------------------------------------------------------------------------
RiverSource VP Select      1.15%      N/A      N/A      N/A      N/A       N/A      N/A      10/01/05     08/31/06
Value
----------------------------------------------------------------------------------------------------------------------------
RiverSource VP Small Cap   1.25%      N/A      N/A      N/A      N/A       N/A      N/A      12/01/05     08/31/06
Value
----------------------------------------------------------------------------------------------------------------------------
SEPTEMBER 30
----------------------------------------------------------------------------------------------------------------------------
NONE                        N/A       N/A      N/A      N/A      N/A       N/A      N/A      N/A          N/A
----------------------------------------------------------------------------------------------------------------------------
OCTOBER 31
----------------------------------------------------------------------------------------------------------------------------
RiverSource Absolute       1.47%      2.23%    2.23%    N/A      N/A       1.12%    1.31%    06/08/06     10/31/06
Return Currency and
Income*
----------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined    1.50%      2.27%    2.27%    N/A      N/A       1.15%    1.33%    05/11/06     10/31/06
International
----------------------------------------------------------------------------------------------------------------------------
RiverSource Emerging       1.99%      2.75%    2.75%    N/A      N/A       1.47%    1.82%    10/01/05     10/31/06
Markets
----------------------------------------------------------------------------------------------------------------------------
RiverSource Emerging       1.45%      2.21%    2.21%    N/A      N/A       1.10%    1.29%    02/06/06     10/31/06
Markets Bond
----------------------------------------------------------------------------------------------------------------------------
RiverSource Global Bond    1.25%      2.02%    2.02%    N/A      N/A       0.90%    1.08%    10/01/05     10/31/06
----------------------------------------------------------------------------------------------------------------------------
RiverSource Global         1.82%      2.59%    2.59%    N/A      N/A       1.13%    1.63%    10/01/05     10/31/06
Technology
----------------------------------------------------------------------------------------------------------------------------
RiverSource International  1.65%      2.43%    2.43%    N/A      N/A       1.30%    1.48%    10/01/05     10/31/06
Equity
----------------------------------------------------------------------------------------------------------------------------
RiverSource International  1.55%      2.31%    2.31%    N/A      N/A       1.07%    1.38%    10/01/05     10/31/06
Opportunity
----------------------------------------------------------------------------------------------------------------------------
RiverSource International  1.92%      2.69%    2.70%    N/A      N/A       1.57%    1.75%    10/01/05     10/31/06
Small Cap
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
FYE/FUND                   CLASS      CLASS   CLASS     CLASS    CLASS     CLASS    CLASS    EFFECTIVE    TERMINATION
                             A          B       C         D        E         I        Y        DATE         DATE
----------------------------------------------------------------------------------------------------------------------------
NOVEMBER 30
----------------------------------------------------------------------------------------------------------------------------
RiverSource Intermediate   0.79%      1.55%    1.55%    N/A      N/A       N/A      0.64%    10/01/05     11/30/06
TE
----------------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt     0.79%      1.55%    1.55%    N/A      N/A       N/A      0.64%    10/01/05     11/30/06
Bond
----------------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt     0.79%      1.55%    1.55%    N/A      N/A       N/A      0.64%    10/01/05     11/30/06
High Income
----------------------------------------------------------------------------------------------------------------------------
DECEMBER 31
----------------------------------------------------------------------------------------------------------------------------
RiverSource VP Core        0.40%      N/A      N/A      N/A      N/A       N/A      N/A      N/A**        N/A**
Equity**
----------------------------------------------------------------------------------------------------------------------------

     *THESE FUNDS RECEIVED THE SEED MONEY ON 4/17/06 AND 06/08/06, RESPECTIVELY, AND THE FEE/CAP WENT INTO EFFECT ON THE SAME DATE.

     **RIVERSOURCE VP CORE EQUITY HAS AN ALL IN FEE/CAP OF 0.40% THAT DOES NOT EXPIRE.

RIVERSOURCE BOND SERIES, INC.
RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST
RIVERSOURCE DIMENSIONS SERIES, INC.
RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.
RIVERSOURCE GLOBAL SERIES, INC.
RIVERSOURCE GOVERNMENT INCOME SERIES, INC.
RIVERSOURCE INCOME SERIES, INC.
RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
RIVERSOURCE INTERNATIONAL SERIES, INC.
RIVERSOURCE LARGE CAP SERIES, INC.
RIVERSOURCE MANAGERS SERIES, INC.
RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
RIVERSOURCE MONEY MARKET SERIES, INC.
RIVERSOURCE RETIREMENT SERIES TRUST
RIVERSOURCE SECTOR SERIES, INC.
RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST
RIVERSOURCE STRATEGY SERIES, INC.
RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
RIVERSOURCE TAX-EXEMPT SERIES, INC.
RIVERSOURCE VARIABLE PORTFOLIO INCOME SERIES, INC.
RIVERSOURCE VARIABLE PORTFOLIO INVESTMENT SERIES, INC.
RIVERSOURCE VARIABLE PORTFOLIO MANAGERS SERIES, INC.
RIVERSOURCE VARIABLE PORTFOLIO SELECT SERIES, INC.



         By: /s/  Leslie L. Ogg
             ------------------
                  Leslie L. Ogg
                  Vice President


     AMERIPRISE FINANCIAL, INC.
     AMERIPRISE FINANCIAL SERVICES, INC.
     RIVERSOURCE INVESTMENTS, LLC.
     RIVERSOURCE  SERVICE CORPORATION

         By: /s/  Paula R. Meyer
             -------------------
                  Paula R. Meyer
                  Senior Vice President